EXHIBIT 23.1


                      CONSENT OF CLYDE D. THOMAS & COMPANY, P.C.



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                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


            We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, and the reference to our firm under the heading "Experts" in the Prospectus.




                           /s/ Clyde D. Thomas
                          -------------------------------
                          CLYDE D. THOMAS & COMPANY, P.C.
                          Certified Public Accountants


  April 24, 2000
  Pasadena, Texas